SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 19, 1998
-------------------------------
(Date of earliest event reported)

Commission File No. 333-20675



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
--------------------------------------------------------------------------------

                                                            59-3170055
       Delaware                                             59-3170052
(State of Incorporation)                   (I.R.S. Employer Identification No.)

100401 Deerwood Park Boulevard
Jacksonville, Florida                                                  32256
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Address of principal executive offices                               (Zip Code)



                                 (904) 987-5000
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               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQCC RECEIVABLES CORPORATION


April 19, 1998

                                        By:        /s/ James B. Dodd
                                                   -----------------
                                        Name:      James B. Dodd
                                        Title:      Vice President



                                        EQCC ASSET BACKED CORPORATION


April 19, 1998

                                        By:        /s/ James B. Dodd
                                                   -----------------
                                        Name:      James B. Dodd
                                        Title:      Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Computational Materials                              E
                    prepared by Lehman Brothers Inc.
                    in connection with
                    EQCC Home Equity Loan Asset Backed
                    Certificates, Series 1998-1